NON-CONTROLLING INTERESTS (Tables)	12 Months Ended
Dec. 31, 2025
NON-CONTROLLING INTERESTS
Schedule of effects of changes in the Company's ownership interest in less than wholly owned subsidiaries on equity

	Year ended December 31,
	2023	2024	2025
Net income (loss) attributable to Daqo New Energy Corp. shareholders	$429,545	$(345,215)	$(170,514)
Transfers from (to) the non-controlling interests:
Increase in the Company’s paid-in capital from subsidiary’s offering of its equity interests to third parties (including exercise of stock options)	5,401	196	—
(Decrease) increase in the Company’s paid-in capital from repurchase of shares by subsidiary	(26,281)	382	(68)
Net transfers (to) from non-controlling interests	(20,880)	578	(68)
Change from net income (loss) attributable to Daqo New Energy Corp. shareholders and transfers from (to) non-controlling interests	408,665	(344,637)	(170,582)